Other income (expenses), net	12 Months Ended
Dec. 31, 2023
Other expenses, net [Abstract]
Other income (expenses), net
Note 11. Other income (expenses), net

	For the year ended December 31
	2023	2022	2021
Foreign currency exchange rate differences gain (loss)	$24,369	$(18,283)	$(5,994)
Economic emergency contribution expenses	(1,358)	(1,325)	(1,411)
Fines, surcharges, penalties and taxes assumed	(355)	(1,119)	(775)
Donations	(1,142)	(814)	(720)
Listing expense 1	—	—	(73,917)
Impairment loss 2	(13,524)	(6,018)	—
Other 3	19,464	(63)	1,832
Total Other income (expenses), net	$27,454	$(27,622)	$(80,985)
[1] Corresponds to the difference between the fair value of the net assets received through SPAC and the value of the equity interest issued, adjusted by dilutive effect of shares held in escrow at a weighted average fair value per share. Refer to Note 28.1. Reverse reorganization for further information related to the Transaction.
2Refer to Note 13. Goodwill, net for further details regarding the impairment loss and to Note 15. Property, plant and equipment, net Note 14. Intangible assets and Note 16. Leases for the impairment recognized within each asset group.
3Includes income from a legal settlement with a third party to recover costs incurred relating to a business opportunity with such third party. The open receivable balance as of December 31, 2023 is included within Other financial assets in the Consolidated Statement of Financial Position. The amount, counter party and any further details can not be disclosed due to contractual restrictions within the settlement agreement.